Focused on Our Future 3Q 2022 Strategic & Financial Highlights John Somerhalder II, Interim President & CEO K. Jon Taylor, SVP & CFO

Forward-Looking Statements Forward-Looking Statements: This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management's intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” "forecast," "target," "will," "intend," “believe,” "project," “estimate," "plan" and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings and strengthening our balance sheet; the changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, or energy efficiency and peak demand reduction mandates; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. Strategic & Financial Highlights – Published October 25, 20222

Non-GAAP Financial Matters This presentation contains references to non-GAAP financial measures including, among others, Operating earnings (loss), Operating earnings (loss) per share (“EPS”), and Operating EPS by segment. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States (“GAAP”). Operating earnings (loss), Operating EPS, and Operating EPS by segment are not calculated in accordance with GAAP to the extent they exclude the impact of “special items.” Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Management cannot estimate on a forward-looking basis the impact of these items in the context of long-term annual operating EPS growth rate projections because these items, which could be significant, are difficult to predict and may be highly variable. Consequently, the Company is unable to reconcile long- term annual operating EPS growth projections to a GAAP measure without unreasonable effort. Basic (GAAP) EPS and Operating EPS and Basic (GAAP) EPS and Operating EPS for each segment are calculated by dividing Operating earnings (loss), which excludes special items as discussed above, for the periods presented by 544 million shares for third quarter and first nine months of 2021, 545 million shares for the full year 2021, and 571 million shares for the third quarter, first nine months and full year 2022. Furthermore, pro forma earnings per share are also a non-GAAP financial measure and adjust the operating earnings (loss) per share for the three and nine months ended September 30, 2021 for certain accounting policy changes, rate credits and equity financing transactions that began to impact or took effect in 2022, which management believes provides for a more consistent and comparable measure of performance of its businesses period-over-period. Management uses non-GAAP financial measures such as Operating earnings (loss), and Operating EPS to evaluate the Company’s performance and manage its operations and frequently references these non-GAAP financial measures in its decision-making, using them to facilitate historical and ongoing performance comparisons. Additionally, management uses Operating EPS by segment to further evaluate the Company’s performance by segment and references this non-GAAP financial measure in its decision-making. Management believes that the non-GAAP financial measures of Operating earnings (loss), Operating EPS, Operating EPS by segment, and pro forma earnings per share, provide consistent and comparable measures of performance of its businesses on an ongoing basis. Management also believes that such measures are useful to shareholders and other interested parties to understand performance trends and evaluate the Company against its peer group by presenting period-over-period operating results without the effect of certain charges or benefits that may not be consistent or comparable across periods or across the Company’s peer group. All of these non-GAAP financial measures are intended to complement, and are not considered as alternatives to, the most directly comparable GAAP financial measures. Also, the non-GAAP financial measures may not be comparable to similarly titled measures used by other entities. Pursuant to the requirements of Regulation G, FE has provided, where possible without unreasonable effort, quantitative reconciliations within this presentation of the non-GAAP financial measures to the most directly comparable GAAP financial measures. Strategic & Financial Highlights – Published October 25, 20223

# Strong Future for FirstEnergy

John Somerhalder II, Interim President & CEO

## Focus for Today's Call:

- Customer-focused, sustainable growth
- Regulatory and business updates
- Financial & guidance updates
- Strong financial & operating performance

**Reported** 3Q22 GAAP EPS of $0.58 and Operating (non-GAAP) EPS of $0.79, at high end of 3Q range

**Updating** 2022 GAAP EPS forecast to $2.01-$2.21
**Reaffirming** 2022 Operating (non-GAAP) EPS guidance of $2.30-$2.50; expect results in top half of range
**Reaffirming** 2022 Cash From Operations guidance of $2.6B-$3.0B

**Reaffirming** long-term annual Operating EPS growth rate of 6%-8%(1)
**Reaffirming** FFO/Debt target of ~13% in 2023; expect minority interest sale to accelerate path to 14%-15%, as soon as 2023

(1) See Slide 8

4 Strategic & Financial Highlights – Published October 25, 2022 FirstEnergy

Focused on Our Future Strategic & Financial Highlights – Published October 25, 20225 ■ The Board’s external search for a new CEO is underway and we anticipate an announcement in late 2022 or early 2023 ■ The Board is excited about the future of the Company and is confident in the leadership team and FirstEnergy’s strategy ■ We remain focused on improving our credit metrics through operating cash flow growth and an additional minority interest sale (distribution or transmission asset) The Board remains committed to providing employees and leadership with the support and resources they need to carry FirstEnergy forward

Regulatory and Business Updates Jon Taylor, SVP & CFO Strategic & Financial Highlights – Published October 25, 20226 West Virginia ■ In September, PSC approved a settlement agreement to recover the capital investment required to operate our two coal plants beyond 2028 ■ 50 MW of utility scale solar remains on track; expect the first site to be in-service in 2023 with the four other sites by YE 2025 Ohio ■ Nearing completion of Grid Mod I, which included installation of 700,000+ smart meters and voltage regulating and distribution automation equipment on 200+ circuits ■ In July, filed Grid Mod II to install additional smart meters, distribution automation and voltage regulating equipment, and pilot programs for EV charging and battery storage Preparing for an active regulatory calendar in 2023 and 2024 2023 MD (March), NJ, WV OH: Plan to file new ESP in 1st Half of 2023 (ESP IV expires 5/31/2024) PA: Plan to file application to consolidate PA operating companies within the next six months 2024 Base Rate Case Filings OH (May), PA (potential)

Financial Updates Strategic & Financial Highlights – Published October 25, 20227 ■ Interest expense remains manageable through 2024; minimal new money requirements and high coupon debt maturities – Upcoming distribution base rate case filings will allow us to address the increased cost of debt ■ We remain focused on accelerating our balance sheet improvement with a goal of 14-15% FFO/Debt – In 3Q22, we repurchased ~$140M in FE HoldCo debt; Total 2022 FE HoldCo debt reductions of $2.5B – We are pursuing the sale of an additional minority stake in one of our transmission or distribution businesses

# Financial Updates – Pension

| Qualified Pension | 9/30/22 | YE 2021 |
|---|---|---|
| Funded Status | 81% | 82% |
| Discount Rate | 5.48% | 3.02% |
| Actual ROA | -22% (YTD) | 7.6% (FY) |

- With extreme volatility in both interest rates and global equity markets continuing, our approach to addressing the pension headwind remains consistent with what we laid out in July
- The potential 2023 EPS headwind has increased to ~$0.45 per share (9/30/22) from ~$0.30 per share (6/30/22)
- We remain committed to the July mitigation plan, which would offset ~$0.30 per share

| Accelerating O&M into 2022 | Optimizing the financing plan | Reducing corporate costs | Investment earnings from Signal Peak |
|---|---|---|---|

- We continue evaluating longer-term approaches to moderate the impact of market volatility and would look for additional offsets if the outcome at year-end exceeds $0.30 per share
- While an impact larger than $0.30 per share would affect 2023 earnings, we don't plan to pursue short-sighted gains that could take us off track for the future
- Our customer-focused investment pipeline continues to firmly support our long-term plan for 6%-8% earnings growth

**Our focus remains on what we can control and creating long-term value through regulated investments, operational and financial discipline, and an improved credit profile**

8

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# 3Q 2022 Earnings Summary

- Reported 3Q 2022 GAAP earnings of $0.58 per share vs. $0.85 per share in 3Q21
  - 3Q 2022 results include $0.21 of special items, including regulatory charges ($0.16), investigation and other related costs ($0.03), state tax legislative changes ($0.01), and exit of generation ($0.01)
- Reported 3Q 2022 Operating (non-GAAP) earnings of $0.79 per share vs. $0.82 per share in 3Q21 and $0.68 per share for 3Q21 pro forma
- As discussed previously, results reflect several unique drivers to 2022, including accounting policy changes, Ohio rate credits, and the impact of equity financing transactions

**Quarter-over-Quarter Operating EPS Summary**



~16% Improvement
$0.82
RD: $0.73
RT: $0.20
Corp: ($0.11)
3Q21 Operating EPS
-$0.14
Acctg. Policy Changes ($0.05)
Ohio Rate Credits ($0.03)
Equity Transactions ($0.06)
Drivers unique to 2022
$0.68
RD: $0.62
RT: $0.17
Corp: ($0.11)
3Q21 Pro Forma EPS
$0.10
RD: +$0.01
RT: +$0.03
Corp: +$0.06
Investments
$0.01
Favorable impact of weather vs. 3Q21
Total Weather-Adj. Sales -0.4%
Customer Demand
-$0.03
RD: -$0.03
Primarily due to acceleration of future planned work and incremental reliability spend
O&M
$0.03
RD: +$0.01
RT: +$0.02
Corp: $0.00
Primarily from lower interest expense
Other
$0.79
RD: $0.62
RT: $0.22
Corp: ($0.05)
3Q22 Operating EPS

**Vs. 3Q Guidance**
(Range: $0.70 - $0.80)

- ✓ Operating results exceed guidance midpoint
- ✓ Continued execution of our regulated growth strategy

**Note:** Reconciliations between GAAP and Operating (non-GAAP) earnings and detailed information is available in the Earnings Supplement and Quarterly Support sections of the Strategic & Financial Highlights

9 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# YTD September 2022 Earnings Summary

- Reported YTD 2022 GAAP earnings of $1.42 per share vs. $1.57 per share in YTD 2021
  - YTD 2022 results include $0.49 of special items, including debt-related costs ($0.22), regulatory charges ($0.18), investigation and other related costs ($0.04), exit of generation ($0.02), state tax legislative changes ($0.01), strategic transaction charges ($0.01), and FE Forward cost to achieve ($0.01)
- Reported YTD 2022 Operating (non-GAAP) earnings of $1.91 per share vs. $2.10 per share in YTD 2021 and $1.74 per share for YTD 2021 pro forma
- As discussed previously, results reflect several unique drivers to 2022, including accounting policy changes, Ohio rate credits, and the impact of equity financing transactions

## Year-over-Year Operating EPS Summary



~10% Improvement
$2.10
RD: $1.85
RT: $0.63
Corp: ($0.38)
YTD 2021 Operating EPS
-$0.36
Acctg. Policy Changes ($0.15)
Ohio Rate Credits ($0.08)
Equity Transactions ($0.13)
Drivers unique to 2022
$1.74
RD: $1.54
RT: $0.57
Corp: ($0.37)
YTD 2021 Pro Forma EPS
$0.20
RD: +$0.02
RT: +$0.06
Corp: +$0.12
Investments
$0.01
Favorable impact of weather vs. 2021
Total Weather-Adj. Sales +0.7%
Customer Demand
-$0.09
RD: -$0.09
RD: Accelerated and incremental spend, higher planned generation outage spend, and higher materials costs
O&M
$0.05
RD: -$0.02
RT: +$0.03
Corp: +$0.04
Primarily from lower interest expense
Other
$1.91
RD: $1.46
RT: $0.66
Corp: ($0.21)
YTD 2022 Operating EPS

### Vs. Quarterly Guidance
(Range: $1.71 - $2.01)

- ✓ Operating results exceed guidance midpoint
- ✓ Continued execution of our regulated growth strategy

**Note:** Reconciliations between GAAP and Operating (non-GAAP) earnings and detailed information is available in the Earnings Supplement and Quarterly Support sections of the Strategic & Financial Highlights

10

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

Guidance Updates ▪ Remain committed to meeting 2022 financial commitments – Updating 2022 GAAP EPS forecast to $2.01-$2.21 – Expect results in top half of 2022 Operating (non-GAAP) EPS guidance range of $2.30-$2.50, assuming normal weather Strategic & Financial Highlights – Published October 25, 202211 ▪ In February, we plan to provide 2023 earnings guidance and updated capital and other plans that support our future growth Operating (Non-GAAP) Earnings $2.30-$2.50/sh Cash From Operations guidance $2.6-$3.0B Investment plan $3.3B Annual dividend $1.56/sh 2022 Financial Commitments Note: Reconciliations between GAAP and Operating (non-GAAP) earnings and detailed information is available in the Earnings Supplement and Quarterly Support sections of the Strategic & Financial Highlights We are energized by our transformation and look forward to taking the next steps to become a premium utility

Earnings Supplement to the Financial Community Strategic & Financial Highlights – Published October 25, 2022 13. 3Q Earnings Summary and Reconciliation 14. 3Q Earnings Drivers by Segment 15. YTD Earnings Summary and Reconciliation 16. YTD Earnings Drivers by Segment 17. Special Items Descriptions 18. 3Q 2022 Earnings Results 19. 3Q 2021 Earnings Results 20. Quarter-over-Quarter Earnings Comparison 21. YTD 2022 Earnings Results 22. YTD 2021 Earnings Results 23. Year-over-Year Earnings Comparison TABLE OF CONTENTS (Slide) Irene M. Prezelj Vice President, IR & Communications prezelji@firstenergycorp.com 330.384.3859 Gina E. Caskey Director, IR & Corporate Responsibility caskeyg@firstenergycorp.com 330.761.4185 Jake M. Mackin Manager, IR mackinj@firstenergycorp.com 330.384.4829 12

## Quarterly Summary

| | 3Q 2022 | 3Q 2021 | Change |
|---|---|---|---|
| **GAAP Earnings Per Basic Share** | **$0.58** | **$0.85** | **$(0.27)** |
| Special Items | $0.21 | $(0.03) | $0.24 |
| **Operating (Non-GAAP) Earnings Per Share** | **$0.79** | **$0.82** | **$(0.03)** |

## Quarterly Reconciliation

| **EPS Variance Analysis** (in millions, except per share amounts) | Regulated Distribution | Regulated Transmission | Corporate / Other | FirstEnergy Corp. Consolidated |
|---|---|---|---|---|
| **3Q 2021 Earnings (Loss) Attributable to FirstEnergy Corp. (GAAP)** | **$416** | **$70** | **$(23)** | **$463** |
| **3Q 2021 Basic Earnings (Loss) Per Share (avg. shares outstanding 544M)** | **$0.76** | **$0.13** | **$(0.04)** | **$0.85** |
| **Special Items - 2021** | | | | |
| Regulatory charges | (0.03) | 0.07 | — | 0.04 |
| Asset impairments | — | — | 0.01 | 0.01 |
| Exit of generation | — | — | (0.11) | (0.11) |
| Investigation and other related costs | — | — | 0.03 | 0.03 |
| Total Special Items - 3Q 2021 | (0.03) | 0.07 | (0.07) | (0.03) |
| **3Q 2021 Operating Earnings (Loss) Per Share - Non-GAAP** | **$0.73** | **$0.20** | **$(0.11)** | **$0.82** |
| Accounting policy changes | (0.05) | — | — | (0.05) |
| Ohio rate credits | (0.03) | — | — | (0.03) |
| Equity financing transactions | (0.03) | (0.03) | — | (0.06) |
| 2021 Pro Forma EPS | $0.62 | $0.17 | $(0.11) | $0.68 |
| Investments | 0.01 | 0.03 | 0.06 | 0.10 |
| Customer demand | 0.01 | — | — | 0.01 |
| O&M | (0.03) | — | — | (0.03) |
| Other | 0.01 | 0.02 | 0.00 | 0.03 |
| **3Q 2022 Operating Earnings (Loss) Per Share - Non-GAAP** | **$0.62** | **$0.22** | **$(0.05)** | **$0.79** |
| **Special Items - 2022** | | | | |
| Regulatory charges | 0.01 | (0.17) | — | (0.16) |
| State tax legislative changes | — | — | (0.01) | (0.01) |
| Exit of Generation | — | — | (0.01) | (0.01) |
| Investigation and other related costs | — | — | (0.03) | (0.03) |
| Total Special Items - 3Q 2022 | 0.01 | (0.17) | (0.05) | (0.21) |
| **3Q 2022 Basic Earnings (Loss) Per Share (avg. shares outstanding 571M)** | **$0.63** | **$0.05** | **$(0.10)** | **$0.58** |
| **3Q 2022 Earnings (Loss) Attributable to FirstEnergy Corp. (GAAP)** | **$361** | **$27** | **$(54)** | **$334** |

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% in the second quarter of 2022 and 2021.

Note: Refer to slide 3 for information on Non-GAAP Financial Matters.

13 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

Earnings Drivers: 3Q 2022 vs. 3Q 2021 Regulated Distribution (RD) ▪ Accounting policy changes ($0.05): Due to lower capitalization of vegetation management spend ($0.03) and corporate support costs ($0.02) ▪ Ohio rate credits ($0.03): Resulting from the 4Q21 unanimous settlement to provide FE's Ohio customers with a total of $80M in prospective rate reductions in 2022 ▪ Equity financing transactions ($0.03): Due to higher average shares outstanding (571M vs 544M in 3Q 2021) ▪ Investments +$0.01: Due to higher rider revenues from capital investment programs primarily in Pennsylvania ▪ Customer demand +$0.01: Due to higher weather-related demand as compared to 3Q21 ▪ O&M ($0.03): Primarily due to acceleration of future planned work and incremental reliability spend ▪ Other +$0.01: Primarily due to lower interest expense from long-term debt redemptions at various operating companies ▪ Special Items: In 3Q22 and 3Q21, special items totaled ($0.01) per share and ($0.03) per share, respectively Regulated Transmission (RT) ▪ Equity financing transactions ($0.03): Due to higher average shares outstanding ($0.01) and FET minority interest sale, which closed on 5/31/2022 ($0.02) ▪ Investments +$0.03: Due to continued formula rate base growth from Energizing the Future program ▪ Other +$0.02: Due to higher interest income ▪ Special Items: In 3Q22 and 3Q21, special items totaled $0.17 per share and $0.07 per share, respectively Corporate / Other (Corp) ▪ Investments +$0.06: Primarily due to higher earnings from legacy, commodity-based investments ▪ Other $0.00: Primarily due to lower net interest expense from the early redemption of FE Corp. notes (+$0.02), offset by lower discrete income tax benefits ($0.02) ▪ Special Items: In 3Q22 and 3Q21, special items totaled $0.05 per share and ($0.07) per share, respectively (1.7)% (1.6)% 1.8% (0.4)% Residential Commercial* Industrial Total Q-o-Q Weather-Adjusted Distribution Deliveries Q-o-Q Actual Distribution Deliveries (1.0)% (1.3)% 1.8% —% Residential Commercial* Industrial Total *Commercial includes street lighting. Strategic & Financial Highlights – Published October 25, 202214

## YTD September Summary

| | 2022 | 2021 | Change |
|---|---|---|---|
| **GAAP Earnings Per Basic Share** | **$1.42** | **$1.57** | **$(0.15)** |
| Special Items | $0.49 | $0.53 | $(0.04) |
| **Operating (Non-GAAP) Earnings Per Share** | **$1.91** | **$2.10** | **$(0.19)** |

## YTD September Reconciliation

| **EPS Variance Analysis** (in millions, except per share amounts) | Regulated Distribution | Regulated Transmission | Corporate / Other | FirstEnergy Corp. Consolidated |
|---|---|---|---|---|
| **2021 Earnings (Loss) Attributable to FirstEnergy Corp. (GAAP)** | **$1,003** | **$295** | **$(442)** | **$856** |
| **2021 Basic Earnings (Loss) Per Share (avg. shares outstanding 544M)** | **$1.84** | **$0.54** | **$(0.81)** | **$1.57** |
| **Special Items - 2021** | | | | |
| Regulatory charges | 0.01 | 0.09 | — | 0.10 |
| Asset impairments | — | — | 0.01 | 0.01 |
| Exit of generation | — | — | (0.11) | (0.11) |
| State tax legislative changes | — | — | 0.02 | 0.02 |
| Investigation and other related costs | — | — | 0.51 | 0.51 |
| Total Special Items - 2021 | 0.01 | 0.09 | 0.43 | 0.53 |
| **2021 Operating Earnings (Loss) Per Share - Non-GAAP** | **$1.85** | **$0.63** | **$(0.38)** | **$2.10** |
| Accounting policy changes | (0.15) | — | — | (0.15) |
| Ohio rate credits | (0.08) | — | — | (0.08) |
| Equity financing transactions | (0.08) | (0.06) | 0.01 | (0.13) |
| 2021 Pro Forma EPS | $1.54 | $0.57 | $(0.37) | $1.74 |
| Investments | 0.02 | 0.06 | 0.12 | 0.20 |
| Customer demand | 0.01 | — | — | 0.01 |
| O&M | (0.09) | — | — | (0.09) |
| Other | (0.02) | 0.03 | 0.04 | 0.05 |
| **2022 Operating Earnings (Loss) Per Share - Non-GAAP** | **$1.46** | **$0.66** | **$(0.21)** | **$1.91** |
| **Special Items - 2022** | | | | |
| Regulatory charges | — | (0.18) | — | (0.18) |
| Debt-related costs | — | — | (0.22) | (0.22) |
| State tax legislative changes | — | — | (0.01) | (0.01) |
| Strategic transaction charges | — | — | (0.01) | (0.01) |
| Exit of Generation | — | — | (0.02) | (0.02) |
| FE Forward cost to achieve | (0.01) | — | — | (0.01) |
| Investigation and other related costs | — | — | (0.04) | (0.04) |
| Total Special Items - 2022 | (0.01) | (0.18) | (0.30) | (0.49) |
| **2022 Basic Earnings (Loss) Per Share (avg. shares outstanding 571M)** | **$1.45** | **$0.48** | **$(0.51)** | **$1.42** |
| **2022 Earnings (Loss) Attributable to FirstEnergy Corp. (GAAP)** | **$828** | **$275** | **$(294)** | **$809** |

Per share amounts for the special items and earnings drivers above and throughout this report are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29% in 2022 and 2021.

Note: Refer to slide 3 for information on Non-GAAP Financial Matters.

15

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

Earnings Drivers: YTD September 2022 vs. YTD September 2021 Regulated Distribution (RD) ▪ Accounting policy changes ($0.15): Due to lower capitalization of vegetation management spend ($0.09) and corporate support costs ($0.06) ▪ Ohio rate credits ($0.08): Resulting from the 4Q21 unanimous settlement to provide FE's Ohio customers with a total of $80M in prospective rate reductions in 2022 ▪ Equity financing transactions ($0.08): Due to higher average shares outstanding (571M vs. 544M YTD September 2021) ▪ Investments +$0.02: Higher rider revenues from capital investment programs primarily in Ohio and Pennsylvania ▪ Customer demand +$0.01: Primarily due to higher weather-related demand ▪ O&M ($0.09): Primarily due to acceleration of future planned work and incremental reliability spend ($0.05), higher planned generation outage spend ($0.03), and higher materials costs ($0.01) ▪ Other ($0.02): Primarily due to lower pension credit ($0.03) and higher depreciation expense ($0.01), partially offset by lower general taxes (+$0.02) ▪ Special Items: In YTD22 and YTD21, special items totaled $0.01 per share and $0.01 per share, respectively Regulated Transmission (RT) ▪ Equity financing transactions ($0.06): Due to higher average shares outstanding ($0.03) and FET minority interest sale, which closed on 5/31/2022 ($0.03) ▪ Investments +$0.06: Due to continued formula rate base growth from Energizing the Future program ▪ Other +$0.03: Due to lower net financing costs, which includes the impact of lower net average short-term borrowings ▪ Special Items: In YTD22 and YTD21, special items totaled $0.18 per share and $0.09 per share, respectively Corporate / Other (Corp) ▪ Equity financing transactions (+$0.01): Due to higher average shares outstanding ▪ Investments +$0.12: Primarily due to higher earnings from legacy, commodity-based investments ▪ Other +$0.04: Lower net interest expense from the early redemption of FE Corp. notes (+$0.06), partially offset by lower discrete income tax benefits ($0.02) ▪ Special Items: In YTD22 and YTD21, special items totaled $0.30 per share and $0.43 per share, respectively (1.3)% 1.5% 2.2% 0.7% Residential Commercial* Industrial Total Y-o-Y Weather-Adjusted Distribution Deliveries Y-o-Y Actual Distribution Deliveries (0.1)% 2.5% 2.2% 1.4% Residential Commercial* Industrial Total *Commercial includes street lighting. Strategic & Financial Highlights – Published October 25, 202216

Special Items Descriptions ▪ Regulatory charges: Primarily reflects the impact of regulatory agreements, proceedings, audits, concessions or orders requiring certain commitments, refunds, and/or disallowing the recoverability of costs, net of related credits. ▪ Debt-related costs: Primarily reflects costs associated with the redemption and early retirement of debt. ▪ Asset Impairments: Primarily reflects charges resulting from a non-cash asset impairments. ▪ State Tax Legislative Changes: Primarily reflects charges resulting from state tax legislative changes. ▪ Strategic transaction charges: Primarily reflects the remeasurement of certain deferred tax assets associated with the FET minority asset sale. ▪ Investigation and other related costs (credits): Primarily reflects the DPA penalty, litigation settlements and reserves, and legal and advisory expenses related to the government investigations. ▪ Exit of generation: Primarily reflects charges resulting from the exit of competitive operations. ▪ FE Forward cost to achieve: Primarily reflects certain advisory costs incurred to transform the company for the future. Note: Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating, the Company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. Strategic & Financial Highlights – Published October 25, 202217

# 3rd Quarter 2022

| | (in millions, except for per share amounts) | GAAP RD | GAAP RT | GAAP Corp | GAAP FE |
|---|---|---|---|---|---|
| (1) | Electric sales | $ 2,972 | $ 502 | $ (39) | $ 3,435 |
| (2) | Other | 51 | 1 | (12) | 40 |
| (3) | Total Revenues | 3,023 | 503 | (51) | 3,475 |
| (4) | Fuel | 209 | — | — | 209 |
| (5) | Purchased power | 1,105 | — | 4 | 1,109 |
| (6) | Other operating expenses | 848 | 315 | (52) | 1,111 |
| (7) | Provision for depreciation | 242 | 72 | 18 | 332 |
| (8) | Deferral of regulatory assets, net | (85) | (1) | — | (86) |
| (9) | General taxes | 219 | 64 | 12 | 295 |
| (10) | Total Operating Expenses | 2,538 | 450 | (18) | 2,970 |
| (11) | Operating Income (Loss) | 485 | 53 | (33) | 505 |
| (12) | Debt redemption costs | — | — | 1 | 1 |
| (13) | Miscellaneous income, net | 90 | 17 | 61 | 168 |
| (14) | Interest expense | (132) | (41) | (75) | (248) |
| (15) | Capitalized financing costs | 10 | 13 | — | 23 |
| (16) | Total Other Expense | (32) | (11) | (13) | (56) |
| (17) | Income (Loss) Before Income Taxes (Benefits) | 453 | 42 | (46) | 449 |
| (18) | Income taxes (benefits) | 92 | 5 | 8 | 105 |
| (19) | Net Income (Loss) | $ 361 | $ 37 | $ (54) | $ 344 |
| (20) | Income attributable to noncontrolling interest | — | 10 | — | 10 |
| (21) | Earnings (Loss) Attributable to FirstEnergy Corp. | $ 361 | $ 27 | $ (54) | $ 334 |
| (22) | Average Shares Outstanding | | 571 | | |
| (23) | Earnings (Loss) per Share | $ 0.63 | $ 0.05 | $ (0.10) | $ 0.58 |

| | | Special Items RD | Special Items RT | Special Items Corp | Special Items FE |
|---|---|---|---|---|---|
| (1) | Electric sales | $ — | $ 58 (a) | $ — | $ 58 |
| (2) | Other | — | — | — | — |
| (3) | Total Revenues | — | 58 | — | 58 |
| (4) | Fuel | — | — | — | — |
| (5) | Purchased power | — | — | — | — |
| (6) | Other operating expenses | (9) (a) (b) | (92) (a) | (24) (c) (e) | (125) |
| (7) | Provision for depreciation | — | — | — | — |
| (8) | Deferral of regulatory assets, net | 14 (a) | — | — | 14 |
| (9) | General taxes | — | — | — | — |
| (10) | Total Operating Expenses | 5 | (92) | (24) | (111) |
| (11) | Operating Income (Loss) | (5) | 150 | 24 | 169 |
| (12) | Debt redemption costs | — | — | (1) (d) | (1) |
| (13) | Miscellaneous income, net | — | (10) (a) | 1 (a) | (9) |
| (14) | Interest expense | — | — | — | — |
| (15) | Capitalized financing costs | — | — | — | — |
| (16) | Total Other Expense | — | (10) | — | (10) |
| (17) | Income (Loss) Before Income Taxes (Benefits) | (5) | 140 | 24 | 159 |
| (18) | Income taxes (benefits) | — (a) (b) (f) | 37 (a) (f) | 2 (a) (c)-(f) | 39 |
| (19) | Net Income (Loss) | $ (5) | $ 103 | $ 22 | $ 120 |
| (20) | Income attributable to noncontrolling interest | — | 5 (a) | — | 5 |
| (21) | Earnings (Loss) Attributable to FirstEnergy Corp. | $ (5) | $ 98 | $ 22 | $ 115 |
| (22) | Average Shares Outstanding | | 571 | | |
| (23) | Earnings (Loss) per Share | $ (0.01) | $ 0.17 | $ 0.05 | $ 0.21 |

| | | Operating (Non-GAAP) RD | Operating (Non-GAAP) RT | Operating (Non-GAAP) Corp | Operating (Non-GAAP) FE |
|---|---|---|---|---|---|
| (1) | Electric sales | $ 2,972 | $ 560 | $ (39) | $ 3,493 |
| (2) | Other | 51 | 1 | (12) | 40 |
| (3) | Total Revenues | 3,023 | 561 | (51) | 3,533 |
| (4) | Fuel | 209 | — | — | 209 |
| (5) | Purchased power | 1,105 | — | 4 | 1,109 |
| (6) | Other operating expenses | 839 | 223 | (76) | 986 |
| (7) | Provision for depreciation | 242 | 72 | 18 | 332 |
| (8) | Deferral of regulatory assets, net | (71) | (1) | — | (72) |
| (9) | General taxes | 219 | 64 | 12 | 295 |
| (10) | Total Operating Expenses | 2,543 | 358 | (42) | 2,859 |
| (11) | Operating Income (Loss) | 480 | 203 | (9) | 674 |
| (12) | Debt redemption costs | — | — | — | — |
| (13) | Miscellaneous income, net | 90 | 7 | 62 | 159 |
| (14) | Interest expense | (132) | (41) | (75) | (248) |
| (15) | Capitalized financing costs | 10 | 13 | — | 23 |
| (16) | Total Other Expense | (32) | (21) | (13) | (66) |
| (17) | Income (Loss) Before Income Taxes (Benefits) | 448 | 182 | (22) | 608 |
| (18) | Income taxes (benefits) | 92 | 42 | 10 | 144 |
| (19) | Net Income (Loss) | $ 356 | $ 140 | $ (32) | $ 464 |
| (20) | Income attributable to noncontrolling interest | — | 15 | — | 15 |
| (21) | Earnings (Loss) Attributable to FirstEnergy Corp. | $ 356 | $ 125 | $ (32) | $ 449 |
| (22) | Average Shares Outstanding | | 571 | | |
| (23) | Earnings (Loss) per Share | $ 0.62 | $ 0.22 | $ (0.05) | $ 0.79 |

**Special Items (after-tax impact):**

| | RD | RT | Corp | FE |
|---|---|---|---|---|
| (a) Regulatory charges | $ (6) | $ 96 | $ 1 | $ 91 |
| (b) FE Forward cost to achieve | 3 | — | — | 3 |
| (c) Investigation and other related costs | — | — | 10 | 10 |
| (d) Debt related costs | — | — | (1) | (1) |
| (e) Exit of generation | — | — | 8 | 8 |
| (f) State tax legislative changes | (2) | 2 | 4 | 4 |
| Impact to Earnings | $ (5) | $ 98 | $ 22 | $ 115 |

18

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

## 3rd Quarter 2021

| | (in millions, except for per share amounts) | GAAP | | | | Special Items | | | | Operating (Non-GAAP) | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | RD | RT | Corp | FE | RD | RT | Corp | FE | RD | RT | Corp | FE |
| (1) | Electric sales | $ 2,705 | $ 411 | $ (33) | $ 3,083 | $ 1 (a) | $ — | $ — | $ 1 | $ 2,706 | $ 411 | $ (33) | $ 3,084 |
| (2) | Other | 54 | 4 | (17) | 41 | — | — | — | — | 54 | 4 | (17) | 41 |
| (3) | Total Revenues | 2,759 | 415 | (50) | 3,124 | 1 | — | — | 1 | 2,760 | 415 | (50) | 3,125 |
| (4) | Fuel | 132 | — | — | 132 | — | — | — | — | 132 | — | — | 132 |
| (5) | Purchased power | 869 | — | 5 | 874 | — | — | — | — | 869 | — | 5 | 874 |
| (6) | Other operating expenses | 747 | 138 | (29) | 856 | 25 (a) (b) | (52) (a) | (32) (c) (d) | (59) | 772 | 86 | (61) | 797 |
| (7) | Provision for depreciation | 229 | 82 | 15 | 326 | — | — | — | — | 229 | 82 | 15 | 326 |
| (8) | Amortization of regulatory assets, net | 29 | 1 | — | 30 | — | — | — | — | 29 | 1 | — | 30 |
| (9) | General taxes | 206 | 62 | 7 | 275 | — | — | — | — | 206 | 62 | 7 | 275 |
| (10) | Total Operating Expenses | 2,212 | 283 | (2) | 2,493 | 25 | (52) | (32) | (59) | 2,237 | 231 | (34) | 2,434 |
| (11) | Operating Income (Loss) | 547 | 132 | (48) | 631 | (24) | 52 | 32 | 60 | 523 | 184 | (16) | 691 |
| (12) | Miscellaneous income, net | 102 | 12 | 22 | 136 | — | — | — | — | 102 | 12 | 22 | 136 |
| (13) | Interest expense | (133) | (62) | (88) | (283) | — | — | — | — | (133) | (62) | (88) | (283) |
| (14) | Capitalized financing costs | 8 | 11 | 1 | 20 | — | — | — | — | 8 | 11 | 1 | 20 |
| (15) | Total Other Expense | (23) | (39) | (65) | (127) | — | — | — | — | (23) | (39) | (65) | (127) |
| (16) | Income (Loss) Before Income Taxes (Benefits) | 524 | 93 | (113) | 504 | (24) | 52 | 32 | 60 | 500 | 145 | (81) | 564 |
| (17) | Income taxes (benefits) | 108 | 23 | (43) | 88 | (5) (a) (b) | 12 (a) | 22 (c)-(e) | 29 | 103 | 35 | (21) | 117 |
| (18) | Income (Loss) From Continuing Operations | 416 | 70 | (70) | 416 | (19) | 40 | 10 | 31 | 397 | 110 | (60) | 447 |
| (19) | Discontinued operations, net of tax | — | — | 47 | 47 | — | — | (47) (e) | (47) | — | — | — | — |
| (20) | Net Income (Loss) | $ 416 | $ 70 | $ (23) | $ 463 | $ (19) | $ 40 | $ (37) | $ (16) | $ 397 | $ 110 | $ (60) | $ 447 |
| (21) | Average Shares Outstanding | | 544 | | | | 544 | | | | 544 | | |
| (22) | Earnings (Loss) per Share | $ 0.76 | $ 0.13 | $ (0.04) | $ 0.85 | $ (0.03) | $ 0.07 | $ (0.07) | $ (0.03) | $ 0.73 | $ 0.20 | $ (0.11) | $ 0.82 |

**Special Items (after-tax impact):**

| | RD | RT | Corp | FE |
|---|---|---|---|---|
| (a) Regulatory charges | $ (20) | $ 40 | $ — | $ 20 |
| (b) FE Forward costs | 1 | — | — | 1 |
| (c) Asset impairments | — | — | 9 | 9 |
| (d) Investigation and other related costs | — | — | 15 | 15 |
| (e) Exit of generation | — | — | (61) | (61) |
| Impact to Earnings | $ (19) | $ 40 | $ (37) | $ (16) |

19

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# 3rd Quarter 2022 vs 3rd Quarter 2021

| | (in millions, except for per share amounts) | GAAP | | | | Special Items | | | | Operating (Non-GAAP) | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | RD | RT | Corp | FE | RD | RT | Corp | FE | RD | RT | Corp | FE |
| (1) | Electric sales | $ 267 | $ 91 | $ (6) | $ 352 | $ (1) | $ 58 | $ — | $ 57 | $ 266 | $ 149 | $ (6) | $ 409 |
| (2) | Other | (3) | (3) | 5 | (1) | — | — | — | — | (3) | (3) | 5 | (1) |
| (3) | Total Revenues | 264 | 88 | (1) | 351 | (1) | 58 | — | 57 | 263 | 146 | (1) | 408 |
| (4) | Fuel | 77 | — | — | 77 | — | — | — | — | 77 | — | — | 77 |
| (5) | Purchased power | 236 | — | (1) | 235 | — | — | — | — | 236 | — | (1) | 235 |
| (6) | Other operating expenses | 101 | 177 | (23) | 255 | (34) | (40) | 8 | (66) | 67 | 137 | (15) | 189 |
| (7) | Provision for depreciation | 13 | (10) | 3 | 6 | — | — | — | — | 13 | (10) | 3 | 6 |
| (8) | Amortization (deferral) of regulatory assets, net | (114) | (2) | — | (116) | 14 | — | — | 14 | (100) | (2) | — | (102) |
| (9) | General taxes | 13 | 2 | 5 | 20 | — | — | — | — | 13 | 2 | 5 | 20 |
| (10) | Total Operating Expenses | 326 | 167 | (16) | 477 | (20) | (40) | 8 | (52) | 306 | 127 | (8) | 425 |
| (11) | Operating Income (Loss) | (62) | (79) | 15 | (126) | 19 | 98 | (8) | 109 | (43) | 19 | 7 | (17) |
| (12) | Debt redemption costs | — | — | 1 | 1 | — | — | (1) | (1) | — | — | — | — |
| (13) | Miscellaneous income, net | (12) | 5 | 39 | 32 | — | (10) | 1 | (9) | (12) | (5) | 40 | 23 |
| (14) | Interest expense | 1 | 21 | 13 | 35 | — | — | — | — | 1 | 21 | 13 | 35 |
| (15) | Capitalized financing costs | 2 | 2 | (1) | 3 | — | — | — | — | 2 | 2 | (1) | 3 |
| (16) | Total Other Expense | (9) | 28 | 52 | 71 | — | (10) | — | (10) | (9) | 18 | 52 | 61 |
| (17) | Income (Loss) Before Income Taxes (Benefits) | (71) | (51) | 67 | (55) | 19 | 88 | (8) | 99 | (52) | 37 | 59 | 44 |
| (18) | Income taxes (benefits) | (16) | (18) | 51 | 17 | 5 | 25 | (20) | 10 | (11) | 7 | 31 | 27 |
| (19) | Income (Loss) From Continuing Operations | (55) | (33) | 16 | (72) | 14 | 63 | 12 | 89 | (41) | 30 | 28 | 17 |
| (20) | Discontinued operations, net of tax | — | — | (47) | (47) | — | — | 47 | 47 | — | — | — | — |
| (21) | Net Income (Loss) | $ (55) | $ (33) | $ (31) | $ (119) | $ 14 | $ 63 | $ 59 | $ 136 | $ (41) | $ 30 | $ 28 | $ 17 |
| (22) | Income attributable to noncontrolling interest | — | 10 | — | 10 | — | 5 | — | 5 | — | 15 | — | 15 |
| (23) | Earnings (Loss) Attributable to FirstEnergy Corp. | $ (55) | $ (43) | $ (31) | $ (129) | $ 14 | $ 58 | $ 59 | $ 131 | $ (41) | $ 15 | $ 28 | $ 2 |
| (24) | Average Shares Outstanding | | 27 | | | | | 27 | | | 27 | | |
| (25) | Earnings (Loss) per Share | $ (0.13) | $ (0.08) | $ (0.06) | $ (0.27) | $ 0.02 | $ 0.10 | $ 0.12 | $ 0.24 | $ (0.11) | $ 0.02 | $ 0.06 | $ (0.03) |

20 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# YTD September 2022

| | (in millions, except for per share amounts) | GAAP | | | | Special Items | | | | Operating (Non-GAAP) | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | RD | RT | Corp | FE | RD | RT | Corp | FE | RD | RT | Corp | FE |
| (1) | Electric sales | $ 7,878 | $ 1,393 | $ (115) | $ 9,156 | $ — | $ 61 (a) | $ — | $ 61 | $ 7,878 | $ 1,454 | $ (115) | $ 9,217 |
| (2) | Other | 160 | 4 | (38) | 126 | — | — | — | — | 160 | 4 | (38) | 126 |
| (3) | Total Revenues | 8,038 | 1,397 | (153) | 9,282 | — | 61 | — | 61 | 8,038 | 1,458 | (153) | 9,343 |
| (4) | Fuel | 539 | — | — | 539 | — | — | — | — | 539 | — | — | 539 |
| (5) | Purchased power | 2,772 | — | 14 | 2,786 | — | — | — | — | 2,772 | — | 14 | 2,786 |
| (6) | Other operating expenses | 2,496 | 496 | (165) | 2,827 | (15) (a) (b) | (92) (a) | (50) (b) (c) (e) | (157) | 2,481 | 404 | (215) | 2,670 |
| (7) | Provision for depreciation | 719 | 245 | 56 | 1,020 | — | — | — | — | 719 | 245 | 56 | 1,020 |
| (8) | Deferral of regulatory assets, net | (250) | (2) | — | (252) | 6 (a) | — | — | 6 | (244) | (2) | — | (246) |
| (9) | General taxes | 626 | 191 | 34 | 851 | — | — | — | — | 626 | 191 | 34 | 851 |
| (10) | Total Operating Expenses | 6,902 | 930 | (61) | 7,771 | (9) | (92) | (50) | (151) | 6,893 | 838 | (111) | 7,620 |
| (11) | Operating Income (Loss) | 1,136 | 467 | (92) | 1,511 | 9 | 153 | 50 | 212 | 1,145 | 620 | (42) | 1,723 |
| (12) | Debt redemption costs | — | — | (155) | (155) | — | — | 155 (d) | 155 | — | — | — | — |
| (13) | Miscellaneous income, net | 269 | 30 | 135 | 434 | — | (10) (a) | 1 (a) | (9) | 269 | 20 | 136 | 425 |
| (14) | Interest expense | (389) | (155) | (244) | (788) | — | — | 7 (d) | 7 | (389) | (155) | (237) | (781) |
| (15) | Capitalized financing costs | 25 | 33 | 1 | 59 | — | — | — | — | 25 | 33 | 1 | 59 |
| (16) | Total Other Expense | (95) | (92) | (263) | (450) | — | (10) | 163 | 153 | (95) | (102) | (100) | (297) |
| (17) | Income (Loss) Before Income Taxes (Benefits) | 1,041 | 375 | (355) | 1,061 | 9 | 143 | 213 | 365 | 1,050 | 518 | (142) | 1,426 |
| (18) | Income taxes (benefits) | 213 | 85 | (61) | 237 | 4 (a) (b) (g) | 38 (a) (g) | 36 (a)-(g) | 78 | 217 | 123 | (25) | 315 |
| (19) | Net Income (Loss) | $ 828 | $ 290 | $ (294) | $ 824 | $ 5 | $ 105 | $ 177 | $ 287 | $ 833 | $ 395 | $ (117) | $ 1,111 |
| (20) | Income attributable to noncontrolling interest | — | 15 | — | 15 | — | 5 (a) | — | 5 | — | 20 | — | 20 |
| (21) | Earnings (Loss) Attributable to FirstEnergy Corp. | $ 828 | $ 275 | $ (294) | $ 809 | $ 5 | $ 100 | $ 177 | $ 282 | $ 833 | $ 375 | $ (117) | $ 1,091 |
| (22) | Average Shares Outstanding | 571 | | | | 571 | | | | 571 | | | |
| (23) | Earnings (Loss) per Share | $ 1.45 | $ 0.48 | $ (0.51) | $ 1.42 | $ 0.01 | $ 0.18 | $ 0.30 | $ 0.49 | $ 1.46 | $ 0.66 | $ (0.21) | $ 1.91 |

**Special Items (after-tax impact):**

| | RD | RT | Corp | FE |
|---|---|---|---|---|
| (a) Regulatory charges | $ (1) | $ 98 | $ 1 | $ 98 |
| (b) FE Forward cost to achieve | 8 | — | 1 | 9 |
| (c) Investigation and other related costs | — | — | 26 | 26 |
| (d) Debt related costs | — | — | 128 | 128 |
| (e) Exit of generation | — | — | 11 | 11 |
| (f) Strategic transaction charges | — | — | 6 | 6 |
| (g) State tax legislative changes | (2) | 2 | 4 | 4 |
| Impact to Earnings | $ 5 | $ 100 | $ 177 | $ 282 |

21

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# YTD September 2021

(in millions, except for per share amounts)

**GAAP**

| | | RD | RT | Corp | FE |
|---|---|---|---|---|---|
| (1) | Electric sales | $ 7,230 | $ 1,223 | $ (103) | $ 8,350 |
| (2) | Other | 157 | 10 | (45) | 122 |
| (3) | Total Revenues | 7,387 | 1,233 | (148) | 8,472 |
| (4) | Fuel | 362 | — | — | 362 |
| (5) | Purchased power | 2,192 | — | 14 | 2,206 |
| (6) | Other operating expenses | 2,171 | 278 | (123) | 2,326 |
| (7) | Provision for depreciation | 684 | 240 | 48 | 972 |
| (8) | Amortization of regulatory assets, net | 159 | 12 | — | 171 |
| (9) | General taxes | 599 | 186 | 27 | 812 |
| (10) | DPA penalty | — | — | 230 | 230 |
| (11) | Gain on sale of Yards Creek | (109) | — | — | (109) |
| (12) | Total Operating Expenses | 6,058 | 716 | 196 | 6,970 |
| (13) | Operating Income (Loss) | 1,329 | 517 | (344) | 1,502 |
| (14) | Miscellaneous income, net | 297 | 34 | 48 | 379 |
| (15) | Interest expense | (392) | (186) | (277) | (855) |
| (16) | Capitalized financing costs | 30 | 23 | 1 | 54 |
| (17) | Total Other Expense | (65) | (129) | (228) | (422) |
| (18) | Income (Loss) Before Income Taxes (Benefits) | 1,264 | 388 | (572) | 1,080 |
| (19) | Income taxes (benefits) | 261 | 93 | (83) | 271 |
| (20) | Income (Loss) From Continuing Operations | 1,003 | 295 | (489) | 809 |
| (21) | Discontinued operations, net of tax | — | — | 47 | 47 |
| (22) | Net Income (Loss) | $ 1,003 | $ 295 | $ (442) | $ 856 |
| (23) | Average Shares Outstanding | | 544 | | |
| (24) | Earnings (Loss) per Share | $ 1.84 | $ 0.54 | $ (0.81) | $ 1.57 |

**Special Items**

| | | RD | RT | Corp | FE |
|---|---|---|---|---|---|
| (1) | Electric sales | $ 28 (a) | $ — | $ — | $ 28 |
| (2) | Other | — | — | — | — |
| (3) | Total Revenues | 28 | — | — | 28 |
| (4) | Fuel | — | — | — | — |
| (5) | Purchased power | — | — | — | — |
| (6) | Other operating expenses | 22 (a) (b) | (57) (a) | (74) (b) (c) (e) | (109) |
| (7) | Provision for depreciation | — | — | — | — |
| (8) | Amortization of regulatory assets, net | — | — | — | — |
| (9) | General taxes | — | — | — | — |
| (10) | DPA penalty | — | — | (230) (e) | (230) |
| (11) | Gain on sale of Yards Creek | — | — | — | — |
| (12) | Total Operating Expenses | 22 | (57) | (304) | (339) |
| (13) | Operating Income (Loss) | 6 | 57 | 304 | 367 |
| (14) | Miscellaneous income, net | — | — | — | — |
| (15) | Interest expense | — | — | — | — |
| (16) | Capitalized financing costs | — | — | — | — |
| (17) | Total Other Expense | — | — | — | — |
| (18) | Income (Loss) Before Income Taxes (Benefits) | 6 | 57 | 304 | 367 |
| (19) | Income taxes (benefits) | 1 (a) (b) (d) | 11 (a) | 23 (b)-(f) | 35 |
| (20) | Income (Loss) From Continuing Operations | 5 | 46 | 281 | 332 |
| (21) | Discontinued operations, net of tax | — | — | (47) (f) | (47) |
| (22) | Net Income (Loss) | $ 5 | $ 46 | $ 234 | $ 285 |
| (23) | Average Shares Outstanding | | | 544 | |
| (24) | Earnings (Loss) per Share | $ 0.01 | $ 0.09 | $ 0.43 | $ 0.53 |

**Operating (Non-GAAP)**

| | | RD | RT | Corp | FE |
|---|---|---|---|---|---|
| (1) | Electric sales | $ 7,258 | $ 1,223 | $ (103) | $ 8,378 |
| (2) | Other | 157 | 10 | (45) | 122 |
| (3) | Total Revenues | 7,415 | 1,233 | (148) | 8,500 |
| (4) | Fuel | 362 | — | — | 362 |
| (5) | Purchased power | 2,192 | — | 14 | 2,206 |
| (6) | Other operating expenses | 2,193 | 221 | (197) | 2,217 |
| (7) | Provision for depreciation | 684 | 240 | 48 | 972 |
| (8) | Amortization of regulatory assets, net | 159 | 12 | — | 171 |
| (9) | General taxes | 599 | 186 | 27 | 812 |
| (10) | DPA penalty | — | — | — | — |
| (11) | Gain on sale of Yards Creek | (109) | — | — | (109) |
| (12) | Total Operating Expenses | 6,080 | 659 | (108) | 6,631 |
| (13) | Operating Income (Loss) | 1,335 | 574 | (40) | 1,869 |
| (14) | Miscellaneous income, net | 297 | 34 | 48 | 379 |
| (15) | Interest expense | (392) | (186) | (277) | (855) |
| (16) | Capitalized financing costs | 30 | 23 | 1 | 54 |
| (17) | Total Other Expense | (65) | (129) | (228) | (422) |
| (18) | Income (Loss) Before Income Taxes (Benefits) | 1,270 | 445 | (268) | 1,447 |
| (19) | Income taxes (benefits) | 262 | 104 | (60) | 306 |
| (20) | Income (Loss) From Continuing Operations | 1,008 | 341 | (208) | 1,141 |
| (21) | Discontinued operations, net of tax | — | — | — | — |
| (22) | Net Income (Loss) | $ 1,008 | $ 341 | $ (208) | $ 1,141 |
| (23) | Average Shares Outstanding | | 544 | | |
| (24) | Earnings (Loss) per Share | $ 1.85 | $ 0.63 | $ (0.38) | $ 2.10 |

**Special Items (after-tax impact):**

| | RD | RT | Corp | FE |
|---|---|---|---|---|
| (a) Regulatory charges | $ 1 | $ 46 | $ — | $ 47 |
| (b) FE Forward costs | 3 | — | 1 | 4 |
| (c) Asset impairments | — | — | 9 | 9 |
| (d) State tax legislative changes | 1 | — | 8 | 9 |
| (e) Investigation and other related costs | — | — | 277 | 277 |
| (f) Exit of generation | — | — | (61) | (61) |
| Impact to Earnings | $ 5 | $ 46 | $ 234 | $ 285 |

22

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

## YTD September 2022 vs YTD September 2021

| | (in millions, except for per share amounts) | GAAP | | | | Special Items | | | | Operating (Non-GAAP) | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | | RD | RT | Corp | FE | RD | RT | Corp | FE | RD | RT | Corp | FE |
| (1) | Electric sales | $ 648 | $ 170 | $ (12) | $ 806 | $ (28) | $ 61 | $ — | $ 33 | $ 620 | $ 231 | $ (12) | $ 839 |
| (2) | Other | 3 | (6) | 7 | 4 | — | — | — | — | 3 | (6) | 7 | 4 |
| (3) | Total Revenues | 651 | 164 | (5) | 810 | (28) | 61 | — | 33 | 623 | 225 | (5) | 843 |
| (4) | Fuel | 177 | — | — | 177 | — | — | — | — | 177 | — | — | 177 |
| (5) | Purchased power | 580 | — | — | 580 | — | — | — | — | 580 | — | — | 580 |
| (6) | Other operating expenses | 325 | 218 | (42) | 501 | (37) | (35) | 24 | (48) | 288 | 183 | (18) | 453 |
| (7) | Provision for depreciation | 35 | 5 | 8 | 48 | — | — | — | — | 35 | 5 | 8 | 48 |
| (8) | Amortization (deferral) of regulatory assets, net | (409) | (14) | — | (423) | 6 | — | — | 6 | (403) | (14) | — | (417) |
| (9) | General taxes | 27 | 5 | 7 | 39 | — | — | — | — | 27 | 5 | 7 | 39 |
| (10) | DPA penalty | — | — | (230) | (230) | — | — | 230 | 230 | — | — | — | — |
| (11) | Gain on sale of Yards Creek | 109 | — | — | 109 | — | — | — | — | 109 | — | — | 109 |
| (12) | Total Operating Expenses | 844 | 214 | (257) | 801 | (31) | (35) | 254 | 188 | 813 | 179 | (3) | 989 |
| (13) | Operating Income (Loss) | (193) | (50) | 252 | 9 | 3 | 96 | (254) | (155) | (190) | 46 | (2) | (146) |
| (14) | Debt redemption costs | — | — | (155) | (155) | — | — | 155 | 155 | — | — | — | — |
| (15) | Miscellaneous income, net | (28) | (4) | 87 | 55 | — | (10) | 1 | (9) | (28) | (14) | 88 | 46 |
| (16) | Interest expense | 3 | 31 | 33 | 67 | — | — | 7 | 7 | 3 | 31 | 40 | 74 |
| (17) | Capitalized financing costs | (5) | 10 | — | 5 | — | — | — | — | (5) | 10 | — | 5 |
| (18) | Total Other Expense | (30) | 37 | (35) | (28) | — | (10) | 163 | 153 | (30) | 27 | 128 | 125 |
| (19) | Income (Loss) Before Income Taxes (Benefits) | (223) | (13) | 217 | (19) | 3 | 86 | (91) | (2) | (220) | 73 | 126 | (21) |
| (20) | Income taxes (benefits) | (48) | (8) | 22 | (34) | 3 | 27 | 13 | 43 | (45) | 19 | 35 | 9 |
| (21) | Income (Loss) From Continuing Operations | (175) | (5) | 195 | 15 | — | 59 | (104) | (45) | (175) | 54 | 91 | (30) |
| (22) | Discontinued operations, net of tax | — | — | (47) | (47) | — | — | 47 | 47 | — | — | — | — |
| (23) | Net Income (Loss) | $ (175) | $ (5) | $ 148 | $ (32) | $ — | $ 59 | $ (57) | $ 2 | $ (175) | $ 54 | $ 91 | $ (30) |
| (24) | Income attributable to noncontrolling interest | — | 15 | — | 15 | — | 5 | — | 5 | — | 20 | — | 20 |
| (25) | Earnings (Loss) Attributable to FirstEnergy Corp. | $ (175) | $ (20) | $ 148 | $ (47) | $ — | $ 54 | $ (57) | $ (3) | $ (175) | $ 34 | $ 91 | $ (50) |
| (26) | Average Shares Outstanding | | 27 | | | | 27 | | | | 27 | | |
| (27) | Earnings (Loss) per Share | $ (0.39) | $ (0.06) | $ 0.30 | $ (0.15) | $ — | $ 0.09 | $ (0.13) | $ (0.04) | $ (0.39) | $ 0.03 | $ 0.17 | $ (0.19) |

23

Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

Quarterly Support & Guidance Strategic & Financial Highlights – Published October 25, 2022 25. 2022 Key Priorities 26. 2022 Regulatory Calendar 27. TTM RD ROEs – by State 28. TTM Actual Sales by Class 29. TTM Weather-Adjusted Sales 30. TTM Weather Impacts 31. Credit Ratings Summary 32. Credit Profile 33. Debt Maturities Schedule TABLE OF CONTENTS (Slide) 34. Financial Guidance Overview 35. Sustainable Investment Plan (2021-2025) 36. Investment Plan Summary 37. Rate Base Summary 38. Targeting 6-8% Annual Operating EPS Growth 39. 2022 Operating EPS Guidance 40. 2021-2025 Financing Plan 41. 2021-2025 Cash Flow and Debt Projections 42. Dividend Overview 43. Long-Term Load Forecast 44. 2022 Guidance Sensitivities 45. 2021 GAAP to Operating (Non-GAAP) Earnings Reconciliation 46. 2022F GAAP to Operating (Non-GAAP) Earnings Reconciliation 47. 2021-2022 Special Items Descriptions 24

# 2022 Key Priorities

## Compliance

- Continuing to build a more centralized and robust compliance organization under the leadership of the Chief Ethics and Compliance Officer
- Updating and refining processes, policies and controls
- Creating multiple channels for incident reporting and developing thorough and objective processes to investigate and address incidents of misconduct
- Seeking continuous improvement by monitoring, benchmarking and independent assessment of the program
- Integrated Governance, Risk, and Compliance tool which creates a central repository for document management and case management

## Financial

- Operating EPS guidance range of \$2.30 - \$2.50(1)
- Cash from Operations guidance of \$2.6B - \$3.0B
- Investment plan of \$3.3B
- Annual Dividend of \$1.56/sh, subject to Board approval
- Close on FET minority interest sale and implement financing plan (closed on 5/31/22)
- Focused on achieving investment-grade credit metrics and ratings; on track to meet ~13% FFO/Debt in 2023

## FE Forward

- Transform how we operate and enhance our organization
  - Simplify and implement best practices throughout our organization
  - Focus on customer experience
  - Improve organizational health and culture
- Focus on performance excellence
  - Invest in innovation and continuous improvement
  - Utilize data and analytics to drive efficient and better outcomes
  - Focus on effective and efficient operations
- Refocus our investment strategy
  - Reinvest capital efficiencies to support the energy transition
  - Focus on lowering operating costs to keep customer rates affordable
  - Improve cash from operations to enhance our credit profile

## Regulatory

- Working through various Ohio HB6 related proceedings (PUCO granted 6-month stay)
- Preparing filings focused on sustainable investments that support the grid of the future and improve the customer experience
  - OH Grid Mod II (filed on 7/15/22)
  - NJ Medium-Heavy Duty EV Charging Program
- Working towards settlement and/or resolution
  - NJ AMI plan (approved)
  - NJ Light-Duty EV charging program (approved)
  - WV Solar filing (approved)
  - WV ELG filing (approved)
  - PE, MP, WPP Tx Formula Rate Cases
- Preparing for rate case activity
  - MD (March 2023)
  - WV (1st Half 2023)
  - NJ (1st Half 2023)
  - OH (May 2024)
  - PA (Potential 2024)

(1) See Slide 46 for GAAP to Non-GAAP earnings reconciliation

25 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# 2022 Regulatory Calendar

## Select Proceedings

| Jurisdiction | Key Dates |
| --- | --- |
| **Ohio** | |
| • HB6 Related Investigations | • On 8/24/22, PUCO granted 6-month stay in HB6 related proceedings |
| • DCR Audit (includes vendor payments, naming rights and agreement disclosure review[1]) | • Vendor payments report filed on 8/3/21; comments filed 10/4/21; Naming rights report filed 11/19/21 |
| • Corporate Separation Audit | • Audit Report filed 9/13/21; Comments filed on 11/22/21 |
| • DMR Review Audit | • Audit report filed on 1/14/22; Comments filed on 4/19/22 |
| • Political and Charitable Spend Audit | • Marcum LLP selected by PUCO as third-party auditor |
| • OH Grid Mod II | • Application filed 7/15/22 |
| **Pennsylvania** | |
| • PA Management Audit | • Final Report issued 6/16/22 |
| • Default Service Program VI Filing (DSP VI) | • Commission issued order approving settlement on 8/4/22 |
| **New Jersey** | |
| • NJ BPU Management Audit | • Ongoing; Phase II Report in process |
| **West Virginia** | |
| • Solar Generation Projects Proceeding | • Order issued 4/21/22; 85% subscription needed before Commission approval of surcharge |
| • ELG Environmental Compliance Projects Proceeding | • Commission approved settlement filing on 9/12/22 |
| • Annual ENEC Filing (2023) | • Filed on 8/25/22; requested a $184M increase; expect order by YE 2022 |
| **Maryland** | |
| • Commission Investigation into Ohio-Related Activities | • Comments from other parties filed 2/18/22; Responses filed 3/11/22; Surreply filed 4/7/22 |
| **FERC** | |
| • FERC Audit | • Report filed 2/4/22; Compliance Phase Ongoing[2] |
| • WPP, MP, and PE Transmission Formula Rate Settlement Discussions | • Ongoing |
| • OCC v ATSI, Complaint regarding ROE Adder | • Ongoing |

(1) Agreement disclosure review is stayed
(2) Completed time study provided to FERC and reflected in 3Q22 results

26 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# RD Segment – State ROEs

TTM 9/30/2022


Actual TTM ROE
(includes 9 months of corporate support accounting changes, 12 months of vegetation management accounting changes, and 2022 Ohio rate credits)
TTM Pro forma ROE
(includes 12 months of accounting changes(3) and 2022 Ohio rate credits)
10%
5%
0%
9.6%
8.7%
7.8%
7.7%
7.3%
7.2%
6.7%
6.7%
7.7%
7.4%
OH
PA
NJ
WV (2)
MD

| | OH | PA | NJ | WV (2) | MD |
|---|---|---|---|---|---|
| Rate base at 9/30/22 | $4.1B | $6.1B | $2.9B | $3.3B | $0.6B |
| Equity/Total Capitalization[1] | 49% | 55% | 50% | 49% | 53% |
| ROE EPS Sensitivity +/- 1% | ~$0.03 | ~$0.06 | ~$0.02 | ~$0.03 | ~$0.01 |

### Key Common Regulatory Adjustments

- Actual revenue, not weather normalized
- Income taxes calculated using statutory rates, consistent with practice used in base rate case filings
- Pension/OPEB (i.e., expected return in assets, interest costs) adjusted for jurisdictional ratemaking treatment

### ROE Projections

Absent base rate increases, ROEs for most jurisdictions expected to decrease:

- Growth in rate base and associated expenses due to incremental capital investments
- Projected increase in equity capitalization rates due to deployment of equity financing proceeds
- Accounting changes[3] – capital to expense:
  - Vegetation management (~$90M annual)
  - Corporate support (~$60M annual)

[1] Calculated using allowed capital structure for OH, actual capital structure for PA, WV & MD and actual capital structure for NJ (adjusted for Goodwill) – consistent methodology as the last base rate case and/or quarterly earnings reports, as applicable

[2] Includes generation and transmission

[3] Amounts estimated, rounded to the nearest $10M and assumed in 2022 earnings guidance; Time study completed during 3Q22 and results in line with amounts estimated

27 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

(MWh in thousands) 4Q20 4Q21 1Q21 1Q22 2Q21 2Q22 3Q21 3Q22 TTM 3Q21 TTM 3Q22 Residential 12,919 12,735 14,890 15,213 12,347 12,146 15,652 15,500 55,808 55,594 Commercial 8,495 8,594 8,631 9,291 8,590 8,716 9,785 9,662 35,501 36,263 Industrial 12,916 13,368 13,257 13,583 13,384 13,711 14,018 14,274 53,575 54,936 Total 34,330 34,697 36,778 38,087 34,321 34,573 39,455 39,436 144,884 146,793 Sales by Class Percent change vs. prior year Strategic & Financial Highlights – Published October 25, 2022 Commercial includes street lighting -1.4% 2.2% -1.6% -1.0% -0.4% 1.2% 7.6% 1.5% -1.3% 2.2% 3.5% 2.5% 2.4% 1.8% 2.5% 1.1% 3.6% 0.7% 0.0% 1.3% 4Q21 1Q22 2Q22 3Q22 TTM Residential Commercial Industrial Total 28

(MWh in thousands) 4Q20 4Q21 1Q21 1Q22 2Q21 2Q22 3Q21 3Q22 TTM 3Q21 TTM 3Q22 Residential 13,418 13,220 15,397 15,170 11,861 11,796 15,200 14,945 55,876 55,131 Commercial 8,631 8,753 8,853 9,265 8,466 8,627 9,672 9,514 35,622 36,159 Industrial 12,942 13,368 13,258 13,583 13,384 13,711 14,018 14,274 53,602 54,936 Total 34,991 35,341 37,508 38,018 33,711 34,134 38,890 38,733 145,100 146,226 Weather-Adjusted Sales by Class Percent change vs. prior year Strategic & Financial Highlights – Published October 25, 2022 l Commercial includes street lighting -1.5% -1.5% -0.6% -1.7% -1.3% 1.4% 4.7% 1.9% -1.6% 1.5% 3.3% 2.5% 2.4% 1.8% 2.5% 1.0% 1.4% 1.3% -0.4% 0.8% 4Q21 1Q22 2Q22 3Q22 TTM Residential Commercial Industrial Total 29

Weather Impacts Strategic & Financial Highlights – Published October 25, 2022 0 100 200 300 400 500 1,400 1,150 900 650 400 150 Oct-21 Nov-21 Dec-21 Jan-22 Feb-22 Mar-22 Apr-22 May-22 Jun-22 Jul-22 Aug-22 Sep-22 HDD CDD HDD Norm CDD Norm OH PA NJ WV MD Total Days % Days % Days % Days % Days % Days % 3Q22 CDD vs Normal 90 15% 41 6% 172 18% 80 13% 32 4% 85 12% CDD vs 3Q21 -1 0% 16 2% 64 6% 46 7% -58 -6% 18 2% 30

# Credit Ratings

*As of October 24, 2022*

| | Issuer/Corporate Family | | | Senior Secured | | | Senior Unsecured | | | Outlook/Watch | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | S&P | Moody's | Fitch | S&P | Moody's | Fitch | S&P | Moody's | Fitch | S&P | Moody's | Fitch |
| FirstEnergy Corp.(*) | BBB- | Ba1 | BBB- | | | | BB+ | Ba1 | BBB- | S | P | S |
| Allegheny Generating Co. | BB+ | Baa2 | BBB | | | | | | | S | S | S |
| American Transmission Systems Inc. | BBB | A3 | BBB | | | | BBB | A3 | BBB+ | S | S | S |
| Cleveland Electric Illuminating | BBB | Baa3 | BBB | A- | Baa1 | A- | BBB | Baa3 | BBB+ | S | S | S |
| FirstEnergy Transmission(*) | BBB- | Baa2 | BBB- | | | | BB+ | Baa2 | BBB- | S | S | S |
| Jersey Central Power & Light | BBB | A3 | BBB | | | | BBB | A3 | BBB+ | S | S | S |
| Metropolitan Edison | BBB | A3 | BBB | | | | BBB | A3 | BBB+ | S | S | S |
| Mid-Atlantic Interstate Transmission | BBB | A3 | BBB | | | | BBB | A3 | BBB+ | S | S | S |
| Monongahela Power | BBB | Baa2 | BBB | A- | A3 | A- | BBB | Baa2 | | S | S | S |
| Ohio Edison | BBB | A3 | BBB | A- | A1 | A- | BBB | A3 | BBB+ | S | S | S |
| Pennsylvania Electric | BBB | Baa1 | BBB | | | | BBB | Baa1 | BBB+ | S | S | S |
| Pennsylvania Power | BBB | A3 | BBB | A- | A1 | | | | | S | S | S |
| Potomac Edison | BBB | Baa2 | BBB | A- | A3 | A- | | | | S | S | S |
| Toledo Edison | BBB | Baa2 | BBB | A- | A3 | A- | | | | S | S | S |
| Trans-Allegheny Interstate Line Co. | BBB | A3 | BBB | | | | BBB | A3 | BBB+ | S | S | S |
| West Penn Power | BBB | A3 | BBB | A- | A1 | A- | | | | S | S | S |

(*) = holding company
Shaded cells reflect non-investment grade ratings

S = Stable
P = Positive
N = Negative

*Ratings are not recommendations to buy, sell, or hold securities. Ratings are subject to change or withdrawal at any time by the credit rating agencies.*

## Most recent ratings actions

- On September 13, 2022, Moody's issued one-notch downgrades for CEI and TE and changed their outlook to Stable
- On July 22, 2022, Fitch issued one-notch upgrades on FE, FET, and all subsidiaries.
  - All companies are now investment grade with a Stable outlook

31 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# Credit Profile

*As of October 24, 2022*

## Focused on Investment-Grade ratings

- On track to meet 13% FFO/Debt in 2023; expect minority interest sale to accelerate path to 14%-15%, as soon as 2023
- 2021-2025 Financing plan results in ~22% FE Corp. HoldCo % of total Balance Sheet debt by 2025
- Long-term aspiration to be a BBB company

| | |
|---|---|
| S&P Global Ratings | BB+, Stable Outlook<br>12% FFO/Debt upgrade threshold[1] |
| Moody's | Ba1, Positive Outlook<br>12% CFO pre-WC/Debt upgrade threshold [2] |
| Fitch | BBB-, Stable Outlook<br>5.5x FFO Leverage upgrade threshold |

(Senior Unsecured)

## Strong Liquidity

- Available Liquidity: $4.7B, includes ~$200M of cash and cash equivalents
- $4.5B Revolving credit facilities; committed through October 18, 2026
  - ✓ In compliance with bank covenants

**TOTAL: $4.5B**



Tx Op Co's $850M
WV & MD $400M
NJ $500M
PA $950M
OH $800M
FE Corp & FET, LLC $1,000M

**Utilities & Transmission Companies:** 65% debt-to-capitalization ratio

**FE Corp:** 2.5x interest coverage ratio
**FET, LLC:** 75% debt-to-capitalization ratio

**All Utilities and Transmission Companies are Investment-Grade at all 3 Rating Agencies**

[1] S&P could raise the ratings on FE and its subsidiaries over the next 12-24 months if FE maintains FFO to debt of consistently above 12% or improves its management and governance. This could occur if FE reduces its leverage and demonstrates it can effectively manage its regulatory risk on a consistent basis. (6/24/22 Credit Opinion)

[2] Moody's rating upgrade could be considered if the regulatory environments in all of FE's jurisdictions remain stable and FE demonstrates more of a track record of implementing corporate governance and internal control changes and continues to improve its risk profile, both from a financial and corporate governance standpoint. Also, if FE's financial metrics improve, including CFO pre-WC to debt above 12%, a rating upgrade could be possible. (5/27/22 Credit Opinion)

32 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

Consolidated Long-Term Debt Maturities As of September 30, 2022 Strategic & Financial Highlights – Published October 25, 202233 $20.9B FACE VALUE AVG RATES FEU FET CORP 4.57% 4.01% 4.11% AVG LENGTH FEU FET CORP 11yrs 11yrs 12yrs $M Excludes securitization bonds 3 0 0 1 ,2 0 0 4 5 0 6 5 0 4 5 0 7 7 5 1 ,0 0 5 3 0 0 7 0 0 3 0 0 1 2 5 8 5 0 6 0 0 5 2 5 1 0 0 6 0 0 2 0 0 2 9 5 2 5 5 3 7 5 5 0 4 5 1 0 0 5 0 2 5 0 1 ,2 2 5 7 5 1 ,1 0 0 1 0 0 1 0 0 8 7 5 1 2 5 8 0 0 7 5 5 0 0 3 0 0 3 0 0 1 ,5 0 0 1 ,0 5 0 7 5 8 6 0 7 8 5 0 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2 0 2 2 2 0 2 3 2 0 2 4 2 0 2 5 2 0 2 6 2 0 2 7 2 0 2 8 2 0 2 9 2 0 3 0 2 0 3 1 2 0 3 2 2 0 3 3 2 0 3 4 2 0 3 5 2 0 3 6 2 0 3 7 2 0 3 8 2 0 3 9 2 0 4 0 2 0 4 1 2 0 4 2 2 0 4 3 2 0 4 4 2 0 4 5 2 0 4 6 2 0 4 7 2 0 4 8 2 0 4 9 2 0 5 0 2 0 5 1 2 0 5 6 2 0 5 9 FEU FET FE Corp.

6% 55-65% 13%6-8% (1) Financial Guidance Overview Long-Term Operating EPS Growth (Average Annual) Rate Base Growth through 2025 (Average Annual) Dividend Policy: Targeted Payout Ratio 2023 FFO/Debt Target (2) LONG-TERM GUIDANCE 1.56/SH $2.30 - $2.50/sh 2022 Operating EPS Guidance(4) 2022 Investment Plan 2022 Dividend (subject to Board approval) 2022 GUIDANCE 3.3B 2022 Cash From Operations Guidance Sustainable Investment Plan 2021-2025 17B No Equity Needs (3) SIP/DRIP programs up to ~$100M/year $2.6 - $3.0 B (1) See slide 8 (2) Expect minority interest sale to accelerate path to 14%-15%, as soon as 2023 (3) No equity needs beyond completed $3.4B transactions (announced in 2021) (4) See Slide 46 for GAAP to Non-GAAP earnings reconciliation Strategic & Financial Highlights – Published October 25, 202234

# Sustainable Investment Plan (2021-2025)

**~$17B**

To strengthen the grid and enable the energy transition

**60%+**

Sustainable Investments

## Plan includes $10B+ of **sustainable investments**

### Grid Modernization & Resiliency: $8.6B

- OH Grid Modernization supporting distribution automation and volt/var optimization
- Rebuilding critical infrastructure in PA
- Hardening and making our transmission system more resilient through Energizing the Future

### Conservation & Clean Energy Transition Enablement [1]: $1.7B

- Two-thirds of our total customers will have smart meters by 2025[2]
- 100% of streetlights owned by FE converted to smart LEDs by 2030[2]
- EV Charging Station programs ongoing in MD and NJ
- Pursuing 50MW blocks of solar capacity in WV
- Transmission upgrades to support incremental renewable generation
- Energy efficiency programs that help customers achieve cumulative reductions in electricity savings in excess of 7.5 million MWh between 2021 and 2025

### Customer-Centric Growth [1]: $6.5B

- Base reliability investments
- Vegetation management in WV
- Focus on economic development by attracting new business



39%
51%
10%
Grid Mod & Resiliency
Conservation & Clean Energy Transition
Customer-Centric Growth

[1] Includes capital-like investments that earn a return
[2] Subject to future regulatory approvals

Note: Does not include JCP&L's proposal to support NJ offshore wind projects

35 Strategic & Financial Highlights – Published October 25, 2022

Investment Plan Summary (2021-2025) ~$17B investment plan to strengthen the grid and enable the energy transition Increasing the percentage of formula rate investments; Targeting ~75% in 2025 Plan includes higher RT investments and refocused RD spend through FE Forward Notes: Includes capital-like investments that earn a return Numbers rounded to nearest $100M We expect to update the forecast over the period for items such as regulatory filings and approvals, and other changes $1.7 $1.8 $1.7 $1.8 $1.8 $1.1 $1.5 $1.6 $1.7 $1.8$0.09 $0.07 $0.05 $0.05 $0.05 2021A 2022F 2023F 2024F 2025F Corp/Other RT RD ~$3.3B $2.9B ~$3.4B ~$3.5B ~$3.6B $B % Formula ~65% ~70% ~70% ~75% ~75% Strategic & Financial Highlights – Published October 25, 202236

# Rate Base Summary (2021-2025)



~6% Average annual Rate Base growth
$B
$24.3B
~$26B
~$27B
~$29B
~$30B
$8.1
$8.9
$9.6
$10.6
$11.4
$16.2
$17.0
$17.6
$18.1
$18.7
2021A
2022F
2023F
2024F
2025F
RD
RT

Strong rate base growth driven by ~$17B investment plan to strengthen the grid and enable the energy transition

Rate Base growth excludes increasing CWIP balances of ~$1B to ~$2B that earn AFUDC

Notes:
Includes capital-like investments that earn a return
We expect to update the forecast over the period for items such as regulatory filings and approvals, and other changes
RT rate base amounts do not currently reflect the completion of the time study in 3Q22, which resulted in a ~$160M decrease in rate base due to the reclassification of certain transmission capital asset to operating expenses

37 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

Targeting 6-8% Annual Operating EPS Growth Key Drivers to consider over time ▪ Investments & new rates ▪ Optimized operating expenses ▪ Customer demand and load trends (economy, electrification, post-pandemic impacts) ▪ Pension(1) (asset performance & interest rates) ▪ Economic factors (GDP, inflation, interest rates) 2022 2023 2024 2025 Annually Post-2025 Long-Term Earnings Growth (Illustrative) +6-8% Targeted Operating EPS midpoint of ~$2.55-$2.60 $2.40/sh Strategic & Financial Highlights – Published October 25, 202238 (1) See Slide 8

# 2022 Operating EPS[1] Guidance

**2022 Operating EPS Guidance range of $2.30-$2.50; expect results in top half of range, assuming normal weather**

***2021 Actual***

**$2.60**



$2.25
$0.83
($0.48)

**2021A Operating EPS[2]**
(545M shares)

Key Drivers: 2021 → 2022

| RD | RT | Corp | |
|---|---|---|---|
| + | + | + | Investments |
| + | | + | FE Forward |

Drivers unique to 2022

| RD | RT | Corp | |
|---|---|---|---|
| - | | | Ohio rate credits |
| - | | | Accounting policy changes |
| - | - | + | Equity financing transactions[3] |

***Original 2022 Guidance***

**$2.40**



$1.90
$0.80
($0.30)

**2022F Operating EPS Midpoint[2]**
(571M shares)

- Regulated Distribution
- Regulated Transmission
- Corp/Other

Key Drivers: Revised vs. Original

| RD | RT | Corp | |
|---|---|---|---|
| - | | | O&M (accelerated O&M and incremental reliability spend) |
| | | + | Investments |
| | | + | $1B June tender |
| | + | - | Interest income/expense on FET sale proceeds (no impact to FE Consolidated results) |

***Updated Operating EPS Segment Ranges***

| | |
|---|---|
| RD | $1.74 – $1.86 |
| RT | $0.83 – $0.87 |
| Corp | ($0.27) – ($0.23) |
| FE | $2.30 – $2.50 |

**$2.40**



$1.80
$0.85
($0.25)

**2022F Operating EPS Midpoint[2]**
(571M shares)

Note: 2022F ETR: Consolidated 21-24%
2021A ETR: Consolidated 20.5% RD 21% RT 23%

(1) See Slide 3 for information on Non-GAAP Financial Matters
(2) See Slides 45-46 or GAAP to Non-GAAP earnings reconciliation
(3) Includes impact of $2.4B FET minority interest sale (closed 5/31/22) and $1B common equity issuance in December 2021

39 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

2021-2025 Financing Plan ($B) Strategic & Financial Highlights – Published October 25, 2022 ~30% of investments funded with debt; allows for improved utility capital structures and stronger credit profiles prior to more active rate proceedings $2.4B FET minority interest sale (closed 2Q22) $1B common equity (closed in Dec. ‘21) $155M Yards Creek (closed in Mar. ‘21) FE Corp $850M (Jan. ‘22) $1.5B (Jun ‘22) Ohio utilities CEI $150M (Mar. ‘22) TE $25M (Feb. ‘22) Includes new debt issuances of $1.6B in ’21 and $0.6B in ’22 2022 Debt Financing Plan Refinance Total OE - $300M PP $100M $150M WPP $100M $300M Notes: 2021 debt financings included new debt of $500M at FET, LLC Does not reflect ~$140M of open market debt repurchases transacted in 3Q22 ~$15.7 ~$5.3 Results in ~22% FE Corp. HoldCo % of total Balance Sheet debt by 2025 ($5.5B of $25.0B) ~$3.5 ~($2.5) ~($17.0) ~$5.0 Cash Available For Common Dividend Growth, Minority Interest Distributions, and Other Deployment During this period, ~$5B of cash available for common dividend growth, minority interest distributions, and other deployment 40

# 2021-2025 Cash Flow & Debt Projections

($B)

**Cash From Operations growth is primarily driven by continued formula investments and in line with earnings growth**

**Investment-grade credit profile supports ~$17B investment plan and sustainable earnings growth**

**Reaffirming FFO/Debt target of ~13% in 2023; expect minority interest sale to accelerate path to 14%-15%, as soon as 2023**

## Projected Cash From Operations



2022 guidance range:
$2.6 - $3.0B
~6% Average annual growth
$1.4
$2.8
$2.8
$3.1
$3.4
$3.6
2020
2021
2022
2023
2024
2025

| | 2020 | 2021 | 2022 | 2023 | 2024 | 2025 |
|---|---|---|---|---|---|---|
| Balance Sheet Debt (YE): | $24.5B | $23.9B | $21.7B | $22.9B | $24.0B | $25.0B |

### Primary Drivers (2021-2025)

- RT formula investments
- RD formula investments and new rates
- Regulatory accounting changes
- FE Forward efficiencies
- 2021 non-recurring, HB6 related costs

### Update on Alternative Minimum Tax (AMT)

Continue to evaluate the cash flow impacts of the 15% AMT, which is not yet reflected in our forecast. We currently estimate a 20-40 basis point impact on FFO/Debt, subject to additional U.S. Treasury guidance.

Notes:
2020 Cash from Operations includes settlement agreement and tax sharing payments to the FES debtors of ($978M) upon their emergence from bankruptcy on February 27, 2020
2020 Balance Sheet Debt includes $2.2B of short-term borrowings that were repaid in 2021
2021 Cash from Operations includes ~$300M of non-recurring costs, including the $230M payment under the Deferred Prosecution Agreement and investigation-related costs
Balance Sheet Debt amounts do not include rating agency adjustments such as unfunded pension liability (expected to decrease assuming annual EROA of 7.5% and/or higher interest rates)
Numbers rounded to the nearest $100M and assume midpoint of current forecast, which includes a range for expected cash flows of +/- 10% vs. midpoint for 2023-2025

41 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

Dividend Overview Dividend payments are subject to declaration by the Board of Directors, which will consider the risks and uncertainties of the government investigations, among other matters $1.44/sh $1.52/sh $1.56/sh $1.56/sh $1.56/sh 2014-2018 2019 2020 2021 2022F Annual Dividends Per Share Expected Payout Ratio: 65%60% ■ Dividend yield of ~4% (as of 10/25/2022) ■ Sustained commitment to a strong dividend ■ Goal to resume dividend growth within the payout ratio, as earnings increase from 2022 base year Dividend Policy: 55-65% Targeted payout ratio Strategic & Financial Highlights – Published October 25, 202242

# Long-Term Load Forecast
## Weather-Adjusted; M MWHs

**~3% increase in total load (2025 vs. 2021)**

| | '19A | '21A | '22F | '23F | '24F | '25F |
|---|---|---|---|---|---|---|
| **Total** | **147** | **145** | **148** | **148** | **150** | **149** |
| Res | 54 | 56 | 55 | 54 | 55 | 54 |
| Com | 38 | 36 | 37 | 36 | 36 | 36 |
| Ind | 56 | 54 | 57 | 58 | 59 | 59 |

| | Total | | | Residential | | | Commercial[1] | | | Industrial | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | '21A | '22F | % Chg | '21A | '22F | % Chg | '21A | '22F | % Chg | '21A | '22F | % Chg |
| **Total** | **145** | **148** | **2%** | **56** | **55** | **-1%** | **36** | **37** | **2%** | 54 | 57 | 5% |
| OH | 51 | 53 | 3% | 18 | 17 | -2% | 14 | 14 | 4% | 20 | 21 | 8% |
| PA | 52 | 52 | 1% | 19 | 19 | -1% | 8 | 8 | 1% | 24 | 25 | 2% |
| WV | 16 | 17 | 3% | 6 | 6 | - | 4 | 4 | - | 7 | 7 | 6% |
| NJ | 20 | 20 | 1% | 10 | 10 | -2% | 8 | 8 | 2% | 2 | 2 | 5% |
| MD | 7 | 7 | 1% | 3 | 3 | - | 2 | 2 | 1 | 1 | 2 | 7% |

(1) Commercial includes street lighting
Note: Numbers may not add down and/or across due to rounding

### Key Assumptions (embedded into load forecast)

- Structural shift between Res and Com driven by workplace flexibility
  - Lower demand for office space and higher demand for homes and larger home space
- Strong Industrial sales growth annually of ~1-5% through 2025
  - New customers / expansions driving growth for Primary Metals, Shale, Chemical sectors
  - WV oil & gas growth ~8%
- Minimal EV penetration through 2025

### Key Drivers to consider over time

- Economic factors
- Energy efficiency adoption and mandate changes
- Customer growth
- Accelerated electrification (i.e., electric vehicles)
- Distributed generation adoption
- Post-pandemic impacts

43 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# 2022 Guidance Sensitivities
## RD Segment

| Weather Impact on Residential/Commercial Sales Volumes | |
|---|---|
| + / - 80 HDD vs. normal (Dec-Mar) | ~$0.01/share |
| + / - 26 CDD vs. normal (June-Sept) | ~$0.01/share |

| Estimated Impact of Annual Retail Sales Volumes | |
|---|---|
| + / - 1% Change in Residential Deliveries | ~$0.03/share |
| + / - 1% Change in Commercial Deliveries | ~$0.01/share |
| + / - 1% Change in Industrial Deliveries | < $0.01/share |

**2021 Annual Base Distribution Revenues**



83%
17%
19%
81%
9%
91%
61%
41%
Res.
Com.
Ind.
Total
Non-Energy Based
Volumetric

- ~80-90% of Commercial and Industrial revenues are based on fixed charges
- Residential class is more sensitive to changes in volume due to a higher percentage of volume-based revenues

44 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# 2021 GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

| (In $M, except per share amounts) | 2021 Actual | | | |
|---|---|---|---|---|
| | Regulated Distribution | Regulated Transmission | Corporate/ Other | FirstEnergy Consolidated |
| **2021A Earnings Attributable to FirstEnergy Corp. (GAAP)** | **$1,288** | **$408** | **($413)** | **$1,283** |
| **2021A Earnings (Loss) Per Share (545M shares)** | **$2.36** | **$0.75** | **($0.76)** | **$2.35** |
| **Excluding Special Items:** | | | | |
| Regulatory Charges | $0.22 | $0.08 | – | $0.30 |
| Asset Impairments | – | – | $0.01 | $0.01 |
| Exit of Generation | $0.02 | – | ($0.21) | ($0.19) |
| State Tax Legislative Changes | – | – | $0.02 | $0.02 |
| Investigation and Other Related Costs | – | – | $0.58 | $0.58 |
| FE Forward Cost to Achieve | $0.01 | – | – | $0.01 |
| Mark-to-market adjustments – Pension/OPEB actuarial assumptions | ($0.36) | – | ($0.12) | ($0.48) |
| **Total Special Items** | **($0.11)** | **$0.08** | **$0.28** | **$0.25** |
| **2021A Operating Earnings (Loss) Per Share – Non-GAAP** (545M shares) | **$2.25** | **$0.83** | **($0.48)** | **$2.60** |

[1] Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

45 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

# 2022F GAAP to Operating (Non-GAAP) Earnings[1] Reconciliation

| (In $M, except per share amounts) | 2022F Regulated Distribution | 2022F Regulated Transmission | 2022F Corporate/ Other | 2022F FirstEnergy Consolidated |
|---|---|---|---|---|
| **2022F Earnings Attributable to FirstEnergy Corp. (GAAP)** | **$985 – $1,055** | **$370 – $395** | **($210) – ($190)** | **$1,145 – $1,260** |
| **2022F Earnings (Loss) Per Share (571M shares)** | **$1.73 – $1.85** | **$0.65 – $0.69** | **($0.37) – ($0.33)** | **$2.01 – $2.21** |
| **Excluding Special Items:** | | | | |
| Regulatory Charges | – | $0.18 | – | $0.18 |
| Debt-Related Costs | – | – | $0.22 | $0.22 |
| Strategic Transaction Charges | – | – | $0.01 | $0.01 |
| Exit of Generation | – | – | $0.02 | $0.02 |
| State tax legislative changes | – | – | $0.01 | $0.01 |
| FE Forward Cost to Achieve | $0.01 | – | – | $0.01 |
| Investigation and Other Related Costs (Credits) | – | – | ($0.16) | ($0.16) |
| Mark-to-market adjustments – Pension/OPEB actuarial assumptions[2] | – | – | – | – |
| **Total Special Items** | **$0.01** | **$0.18** | **$0.10** | **$0.29** |
| **2022F Operating Earnings (Loss) Per Share – Non-GAAP** (571M shares) | **$1.74 – $1.86** | **$0.83 – $0.87** | **($0.27) – ($0.23)** | **$2.30 – $2.50** |

(1) Operating earnings exclude special items as described in the reconciliation table above and is a non-GAAP financial measure.

(2) Estimating the final discount rate and return or loss on plan assets as of the year-end remeasurement date is difficult to predict based on current market conditions. As a result, FirstEnergy is unable to determine or project the mark-to-market adjustment, or reasonable range of adjustment, that will be recorded as of December 31, 2022.

Per share amounts for the special items above are based on the after-tax effect of each item divided by the number of shares outstanding for the period. The current and deferred income tax effect was calculated by applying the subsidiaries' statutory tax rate to the pre-tax amount if deductible/taxable. The income tax rates range from 21% to 29%.

46 Strategic & Financial Highlights – Published October 25, 2022

FirstEnergy

2021-2022 Special Items(1) (1) Special items represent charges incurred or benefits realized that management believes are not indicative of, or may obscure trends useful in evaluating the company’s ongoing core activities and results of operations or otherwise warrant separate classification. Special items are not necessarily non-recurring. ■ Regulatory Charges – Primarily reflects the impact of regulatory agreements, proceedings, audits, concessions or orders requiring certain commitments, refunds, and/or disallowing the recoverability of costs, net of related credits. ■ Debt-Related Costs – Primarily reflects costs associated with the redemption and early retirement of debt and amendments to revolving credit facilities. ■ Asset Impairments – Primarily reflects charges resulting from non-cash asset impairments. ■ Exit of Generation – Primarily reflects charges or credits resulting from the exit of competitive operations, including retired generation facilities and adjustments related to the Energy Harbor bankruptcy settlement, and restructuring and strategic review costs. ■ State Tax Legislative Changes – Primarily reflects charges resulting from state tax legislative changes. ■ Strategic Transaction Charges – Primarily reflects the remeasurement of certain deferred tax assets associated with the FET minority asset sale. ■ FE Forward Cost to Achieve – Primarily reflects certain advisory costs incurred to transform the Company for the future. ■ Investigation and Other Related Costs (Credits) – Primarily reflects the DPA penalty, litigation settlements and reserves, and other legal and advisory expenses related to the government investigations. ■ Mark-to-market adjustments: Pension/OPEB actuarial assumptions – Primarily reflects the change in fair value of plan assets and net actuarial gains and losses associated with the Company's pension and other postemployment benefit plans. Strategic & Financial Highlights – Published October 25, 202247